Exhibit 99.1

For Immediate Release Contact: Erik Randerson, CFA Conversant, Inc. 818.575.4540

CONVERSANT ANNOUNCES FOURTH
QUARTER AND FULL YEAR 2013 RESULTS

Westlake Village, CA - February 11, 2014 - Conversant, Inc. (NASDAQ: CNVR), the leader in personalized digital marketing, today reported financial results for its fourth quarter and full year ended December 31, 2013.

“We delivered solid execution in the fourth quarter, driven by Media segment revenues that outperformed across all product lines,” said John Giuliani, president and CEO of Conversant. “Last week we unveiled our company rebrand and launched our largest-ever marketing campaign, highlighting our leading capabilities in personalized digital marketing and sharing our vision for the future. This marks an exciting step forward for Conversant and the early response from customers and prospects has been very positive. We expect that our investments in this initiative during the first quarter will pay dividends in the balance of 2014 and beyond.”

Q4 and Full Year Results Summary
In millions, except percentages and per share amounts	Q4 2013	Q4 2012	% Change	FY 2013	FY 2012	% Change
Revenue	$176.4	$166.6	6%	$573.1	$539.8	6%
Adjusted EBITDA(1)	74.8	68.1	10%	222.2	192.9	15%
GAAP Net Income from Continuing Operations	38.9	29.9	30%	90.4	78.6	15%
Non-GAAP Net Income(1)	$46.0	$35.9	28%	$115.6	$109.7	5%
GAAP Net Income from Continuing Operations Per Diluted Common Share	$0.57	$0.39	46%	$1.22	$1.00	22%
Non-GAAP Net Income Per Diluted Common Share(1)	$0.67	$0.47	43%	$1.56	$1.39	12%
(1) Adjusted EBITDA, Non-GAAP Net Income and Non-GAAP Net Income Per Diluted Share are Non-GAAP measures that are described below and reconciled to their most comparable GAAP measures.

Q4 2013 Financial Summary

•	Revenue was $176.4 million, an increase of 6% year-over-year.

•	Adjusted EBITDA was $74.8 million, an increase of 10% year-over-year.

•	Adjusted EBITDA margin increased to 42.4% from 40.9% in the fourth quarter of 2012.

•	Non-GAAP net income per diluted share was $0.67, an increase of 43% year-over-year.

•	GAAP net income from continuing operations per diluted share was $0.57, an increase of 46% year-over-year.

•
The effective tax rate for Q4 2013 of 34.2% benefited from certain discrete tax adjustments and is preliminary pending the Company’s final income tax procedures. Any changes to this preliminary tax rate will be reflected in the Company’s Form 10-K required to be filed by March 3, 2014.

Recent Business Highlights

•
On February 6, 2014, Conversant acquired SET Media, a digital video technology company that connects brands with consumers through high quality, targeted, and brand safe video advertising campaigns. The acquisition increases Conversant’s scale and capabilities within video advertising, one of the fastest-growing segments of digital advertising.

•
On February 3, 2014, the Company changed its name to Conversant and initiated a comprehensive marketing campaign to highlight Conversant’s leading capabilities in personalized digital marketing. The Company’s common stock began trading under the new NASDAQ ticker symbol, CNVR, on February 5, 2014.

•
On January 10, 2014, the Company completed the sale of its former Owned & Operated Websites (“O&O”) Segment. The divestiture demonstrates key progress on efforts to align the business with the Company's strategic vision, which will better serve Conversant clients, employees and shareholders.

•
On December 6, 2013, the Company announced a partnership with Twitter to help advertisers tailor audiences on the social network and reach them through personalized communication from Promoted Tweets and Promoted Accounts. Conversant was the only initial launch partner capable of personalizing messaging beyond segments to the individual level and connecting with Twitter users across their devices, in real-time.

Cash Flows and Stock Repurchases

•
Free cash flow for the year ended December 31, 2013 was $164.9 million, an increase of 19% year-over-year. (The Company defines free cash flow as net cash provided by operating activities less capital expenditures.)

•
The Company expects free cash flow in 2014 will benefit from the utilization of cash tax benefits generated in connection with the O&O segment divestiture. The Company currently estimates these cash tax benefits will reduce its normalized cash tax payment obligations by approximately $40 million in 2014.

•	Conversant continues to use its cash flows and strong balance sheet to return capital to shareholders. During 2013, the Company repurchased 10 million common shares for $223.8 million.

•	Currently, $100 million is available under the Company’s stock repurchase program.

Balance Sheet

•	As of December 31, 2013, cash and cash equivalents were $81.3 million and total debt was $140 million.

•	The Company grew its cash and cash equivalents by $26.8 million and reduced its outstanding debt balance by $55 million during the fourth quarter of 2013.

•	The December 31, 2013 balance sheet does not include $80 million of gross proceeds from the divestiture of the O&O segment received by the Company in January 2014.

Conversant Segment Financial Summary
In millions, except percentages	Q4 2013	Q4 2012	% Change	FY 2013	FY 2012	% Change

Affiliate Marketing Revenue	$49.1	$43.9	12%	$162.9	$149.5	9%
Media Revenue	127.4	122.7	4%	410.4	390.6	5%
Intersegment Eliminations	—	(0.1)	NM	(0.1)	(0.3)	NM
Consolidated Revenue	$176.4	$166.6	6%	$573.1	$539.8	6%

Affiliate Marketing Income from Operations	$33.2	$28.4	17%	$102.3	$91.4	12%
Media Income from Operations	47.1	45.0	5%	136.6	120.2	14%
Total Segment Income from Operations	$80.2	$73.4	9%	$238.9	$211.6	13%

Q4 2013 Segment Results Summary

•
Affiliate marketing segment revenue was $49.1 million, an increase of 12% year-over-year. The increase in Affiliate Marketing segment revenue and operating profitability was driven primarily by net new client wins during 2013.

•
Media segment revenue was $127.4 million, an increase of 4% year-over-year. Continued solid growth in CRM, mobile, video and cross-device solutions was partially offset by a decline in the Company’s traditional insertion-order display business.

Q1 2014 Business Outlook

•	Conversant’s financial guidance for the first quarter of 2014 is presented in the following tables.

•
The guidance includes approximately $3 million in incremental and one-time operating expenses related to the corporate name change to Conversant and related marketing campaign to highlight the Company’s leading capabilities in personalized digital marketing. The guidance also assumes the recent SET Media acquisition will contribute an operating loss of approximately $1 million and nominal revenue.

•	Results for the first quarter of 2013 are provided as a basis for comparison and have been recast to reflect the reclassification of the O&O segment to discontinued operations.

Consolidated Financial Outlook	Q1 2014 Guidance	Q1 2013 Actual Results
Revenue	$138 - $144 million	$134.5 million
Adjusted EBITDA	$47 - $49 million	$50.4 million
Mid-Point Adjusted EBITDA Margin	34.0%	37.5%
Non-GAAP net income per diluted common share	$0.38 - $0.39	$0.38
Impact of stock-based compensation and amortization of intangibles, net of tax	$(0.10)	$(0.08)
GAAP net income from continuing operations per diluted common share	$0.28 - $0.29	$0.30

Segment Revenue Assumptions	Q1 2014 Guidance	Q1 2013 Actual Results
Affiliate Marketing Segment Revenue	$39 - $41 million	$38.3 million
Media Segment Revenue	$99 - $103 million	$96.3 million

Additional Guidance Assumptions

Conversant’s first quarter 2014 guidance assumes: stock-based compensation of $5.0 million; amortization of intangible assets of $7.0 million ($2.5 million of which will be included in cost of revenue); net interest and other expense of $0.5 million; a 40% effective tax rate; and 68.5 million diluted shares outstanding

Use of Non-GAAP Financial Measures

To provide investors with additional information regarding Conversant’s financial results, Conversant has disclosed in the tables below and elsewhere in this press release Adjusted EBITDA and Non-GAAP Net Income Per Diluted Common Share. Each of these Non-GAAP measures is defined within the following section of this press release and reconciled to their most comparable GAAP financial measure. Investors should not consider these Non-GAAP measures in isolation or as a substitute for GAAP financial measures. Conversant’s definition of Adjusted EBITDA and Non-GAAP Net Income Per Diluted Common Share may not necessarily be directly comparable to similarly titled Non-GAAP measures employed by other companies.

Q4 2013 Conference Call and Webcast Today at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time)

Conversant management will host a conference call at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) today to discuss its financial and operating results for the fourth quarter of 2013. A live webcast of the conference call, along with a financial highlights presentation containing supplemental information, will be available on Conversant’s investor relations website at http://ir.conversantmedia.com. A replay of the webcast will be available through the same link beginning approximately two hours after the completion of the live call.

To access the live conference call by telephone, interested parties should dial 888-221-3894 (for domestic participants) or 913-312-1500 (for international participants) at least 10 minutes prior to the start time and use conference ID 5106571. A telephonic replay of the conference call will be available from 7:30 p.m. Eastern Time on February 11, 2014 until 7:30 p.m. Eastern Time on February 18, 2014. To access the replay, interested parties should dial 888-203-1112 (for domestic participants) and 719-457-0820 (for international participants) and the conference ID 5106571.

About Conversant

Conversant, Inc. (NASDAQ: CNVR) is the leader in personalized digital marketing. Combining the strengths of ValueClick Media, Commission Junction, Mediaplex, Greystripe and Dotomi, Conversant helps the world’s biggest companies grow by creating personalized experiences that deliver higher returns for brands and greater satisfaction for people. We offer a fully integrated personalization platform, personalized media programs and the world's largest affiliate marketing network - all fueled by a deep understanding of what motivates people to engage, connect and buy. For more information, please visit www.conversantmedia.com.

Cautionary Information Regarding Forward-Looking Statements

This release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, the risk that market demand for on-line advertising in general, and performance based on-line advertising in particular, will not grow as rapidly as predicted, and the risk that legislation and governmental regulation could negatively impact the Company's performance. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. Important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are detailed under "Risk Factors" and elsewhere in filings with the Securities and Exchange Commission made from time to time by Conversant, including, but not limited to: its annual report on Form 10-K filed on February 27, 2013; recent quarterly reports on Form 10-Q; and other current reports on Form 8-K.

The Business Outlook contained in this release is based on current expectations. These statements are forward-looking, and actual results may differ materially. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release. Actual stock-based compensation may differ from these estimates based on the timing and amount of stock awards granted, the assumptions used in stock award valuation and other factors. Actual income tax expense may differ from these estimates based on tax planning, changes in tax accounting rules and laws, and other factors.

Conversant undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

CONVERSANT, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three-month Period
	Ended December 31,
	2013	2012
	(Unaudited)
Revenue	$176,443	$166,568
Cost of revenue (Note 1)	56,141	52,582
Gross profit	120,302	113,986
Operating expenses:
Sales and marketing (Note 2)	23,961	21,190
General and administrative (Note 2)	17,558	19,900
Technology (Note 2)	13,896	13,901
Amortization of intangible assets acquired in business combinations	4,558	3,625
Total operating expenses	59,973	58,616
Income from operations	60,329	55,370
Interest and other expense, net	(1,158)	(760)
Income before income taxes	59,171	54,610
Income tax expense	20,239	24,728
Net income from continuing operations	38,932	29,882
Income from discontinued operations, net of tax	6,078	6,397
Net income	$45,010	$36,279

Net income from continuing operations per common share - basic	$0.58	$0.40
Net income from continuing operations per common share - diluted	$0.57	$0.39
Net income per common share - basic	$0.67	$0.48
Net income per common share - diluted	$0.66	$0.47
Weighted-average shares used to compute net income per common share - basic	66,781	75,225
Weighted-average shares used to compute net income per common share - diluted	68,295	76,687

Note 1 - Includes amortization of intangible assets acquired in business combinations of $2.0 million for the three-month periods ended December 31, 2013 and 2012.

Note 2 - Includes stock-based compensation as follows:
	Three-month Period
	Ended December 31,
	2013	2012
	(Unaudited)
Sales and marketing	$1,292	$1,031
General and administrative	2,406	2,188
Technology	1,207	926
Total stock-based compensation	$4,905	$4,145

CONVERSANT, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Year Ended December 31,
	2013	2012
	(Unaudited)
Revenue	$573,121	$539,820
Cost of revenue (1)	183,282	177,562
Gross profit	389,839	362,258
Operating expenses:
Sales and marketing (Note 2)	88,104	79,944
General and administrative (Note 2)	63,143	73,791
Technology (Note 2)	55,602	54,838
Amortization of intangible assets acquired in business combinations	15,208	19,755
Total operating expenses	222,057	228,328
Income from operations	167,782	133,930
Interest and other (expense) income, net	(25,180)	747
Income before income taxes	142,602	134,677
Income tax expense	52,160	56,073
Net income from continuing operations	90,442	78,604
Income from discontinued operations, net of tax	8,431	22,132
Gain on sale, net of tax	2,286	980
Net income	$101,159	$101,716

Net income from continuing operations per common share - basic	$1.25	$1.02
Net income from continuing operations per common share - diluted	$1.22	$1.00
Net income per common share - basic	$1.40	$1.32
Net income per common share - diluted	$1.36	$1.29
Weighted-average shares used to compute net income per common share - basic	72,376	77,342
Weighted-average shares used to compute net income per common share - diluted	74,122	78,898

Note 1 - Includes amortization of intangible assets acquired in business combinations of $7.9 million and
$8.0 million for the years ended December 31, 2013 and 2012, respectively.

Note 2 - Includes stock-based compensation as follows:
	Year Ended December 31,
	2013	2012
	(Unaudited)
Sales and marketing	$5,093	$4,885
General and administrative	9,299	10,840
Technology	4,578	5,108
Total stock-based compensation	$18,970	$20,833

CONVERSANT, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	December 31,	December 31,
	2013	2012
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$81,319	$136,638
Accounts receivable, net	148,738	147,487
Other current assets	17,744	27,136
Assets held for sale	32,802	—
Total current assets	280,603	311,261

Assets held for sale, less current portion	55,642	—
Note receivable, less current portion	—	27,615
Property and equipment, net	28,006	29,014
Goodwill	388,922	434,507
Intangible assets, net	48,501	81,822
Other assets	15,381	15,477
TOTAL ASSETS	$817,055	$899,696

LIABILITIES AND STOCKHOLDERS' EQUITY
Borrowings under credit facility, current	$—	$10,000
Other current liabilities	130,529	132,401
Borrowings under credit facility, less current portion	140,000	132,500
Other non-current liabilities	33,645	34,090
Liabilities related to assets held for sale	8,704	—
Total liabilities	312,878	308,991
Total stockholders' equity	504,177	590,705
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$817,055	$899,696

CONVERSANT, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	For the Year Ended December 31,
	2013	2012
Cash flows from operating activities:
Net income	$101,159	$101,716
Adjustments to reconcile net income to net cash provided by operating activities:
Loss on note receivable	22,556	—
Depreciation and amortization	39,398	44,189
Non-cash, stock-based compensation	20,167	21,767
Provision for doubtful accounts and sales credits	3,674	4,382
Gain on sale of business	(2,286)	(980)
Amortization of discount on note receivable	(570)	(2,370)
Deferred income taxes	9,364	(3,397)
Tax benefit from stock-based awards	4,131	2,956
Excess tax benefit from stock-based awards	(4,319)	(3,251)
Changes in operating assets and liabilities, excluding business acquisitions	(14,722)	(8,958)
Net cash provided by operating activities	178,552	156,054

Cash flows from investing activities:
Purchases of property and equipment	(13,694)	(17,472)
Principal payments received on note receivable	7,460	4,191
Payments for acquisitions, net of cash acquired	—	(241)
Net cash used in investing activities	(6,234)	(13,522)

Cash flows from financing activities:
Proceeds from borrowings under credit agreement	225,799	82,000
Repayments under credit agreement	(230,000)	(107,000)
Repurchases and retirement of common stock	(223,824)	(110,795)
Proceeds from shares issued under employee stock programs	8,855	7,236
Excess tax benefit from stock-based awards	4,319	3,251
Net cash used in financing activities	(214,851)	(125,308)

Effect of exchange rate changes on cash and cash equivalents	2,147	2,738
Net increase in cash and cash equivalents of discontinued operations	(14,933)	—
Net (decrease) increase in cash and cash equivalents	(55,319)	19,962

Cash and cash equivalents, beginning of period	136,638	116,676
Cash and cash equivalents, end of period	81,319	136,638

CONVERSANT, INC.
RECONCILIATION OF NET INCOME FROM CONTINUING OPERATIONS
TO ADJUSTED EBITDA (Note 1)
(In thousands)

	Three-month Period
	Ended December 31,
	2013	2012
	(Unaudited)
Net income from continuing operations	$38,932	$29,882
Interest and other expense, net	1,158	760
Provision for income tax	20,239	24,728
Amortization of acquired intangible assets included in cost of revenue	1,986	1,986
Amortization of acquired intangible assets included in operating expenses	4,558	3,625
Depreciation and leasehold amortization	3,023	2,948
Stock-based compensation	4,905	4,145
Adjusted EBITDA	$74,801	$68,074

	Year Ended December 31,
	2013	2012
	(Unaudited)
Net income from continuing operations	$90,442	$78,604
Interest and other expense (income), net	25,180	(747)
Provision for income tax	52,160	56,073
Amortization of acquired intangible assets included in cost of revenue	7,943	7,976
Amortization of acquired intangible assets included in operating expenses	15,208	19,755
Depreciation and leasehold amortization	12,263	10,399
Stock-based compensation	18,970	20,833
Adjusted EBITDA	$222,166	$192,893

Note 1 - “Adjusted EBITDA” (GAAP net income from continuing operations before interest, income taxes, depreciation, amortization, and stock-based compensation) included in this press release is a non-GAAP financial measure.

Adjusted EBITDA, as defined above, may not be similar to Adjusted EBITDA measures used by other companies and is not a measurement under GAAP. Management believes that Adjusted EBITDA provides useful information to investors about the Company's performance because it eliminates the effects of period-to-period changes in income from interest on the Company's cash and cash equivalents, note receivable and borrowings, and the costs associated with income tax expense, capital investments, and stock-based compensation which are not directly attributable to the underlying performance of the Company's business operations. Management uses Adjusted EBITDA in evaluating the overall performance of the Company's business operations.

Though management finds Adjusted EBITDA useful for evaluating aspects of the Company's business, its reliance on this measure is limited because excluded items often have a material effect on the Company's earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses Adjusted EBITDA in conjunction with GAAP earnings and earnings per common share measures. The Company believes that Adjusted EBITDA provides investors with an additional tool for evaluating the Company's core performance, which management uses in its own evaluation of overall performance, and a baseline for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company's financial results.

CONVERSANT, INC.
RECONCILIATION OF GAAP NET INCOME FROM CONTINUING OPERATIONS TO
NON-GAAP NET INCOME PER DILUTED COMMON SHARE (Note 1)
(In thousands)

	Three-month Period
	Ended December 31,
	2013	2012
	(Unaudited)
Net income from continuing operations	$38,932	$29,882
Stock-based compensation	4,905	4,145
Amortization of acquired intangible assets included in cost of revenue	1,986	1,986
Amortization of acquired intangible assets included in operating expenses	4,558	3,625
Tax impact of above items	(4,421)	(3,741)
Non-GAAP net income	$45,960	$35,897
Non-GAAP diluted net income per common share	$0.67	$0.47
Weighted-average shares used to compute non-GAAP net income per diluted common share	68,295	76,687

	Year Ended December 31,
	2013	2012
	(Unaudited)
Net income from continuing operations	$90,442	$78,604
Stock-based compensation	18,970	20,833
Amortization of acquired intangible assets included in cost of revenue	7,943	7,976
Amortization of acquired intangible assets included in operating expenses	15,208	19,755
Tax impact of above items	(17,012)	(17,473)
Non-GAAP net income	$115,551	$109,695
Non-GAAP diluted net income per common share	$1.56	$1.39
Weighted-average shares used to compute non-GAAP net income per diluted common share	74,122	78,898

Note 1 - “Non-GAAP net income per diluted common share” (GAAP net income from continuing operations per diluted common share before the impact of stock-based compensation and amortization of intangibles) included in this press release is a non-GAAP financial measure.

Non-GAAP net income per diluted common share, as defined above, may not be similar to non-GAAP net income per diluted common share measures used by other companies and is not a measurement under GAAP. Management believes that non-GAAP net income per diluted common share provides useful information to investors about the Company's performance because it eliminates the effects of items which are not directly attributable to the underlying performance of the Company's business operations. Management uses non-GAAP net income per diluted common share in evaluating the overall performance of the Company's business operations.

Though management finds non-GAAP net income per diluted common share useful for evaluating aspects of the Company's business, its reliance on this measure is limited because excluded items often have a material effect on the Company's earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses non-GAAP net income per diluted common share in conjunction with GAAP earnings and earnings per common share measures. The Company believes that non-GAAP net income per diluted common share provides investors with an additional tool for evaluating the Company's core performance, which management uses in its own evaluation of overall performance, and a baseline for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company's financial results.

CONVERSANT, INC.
SEGMENT OPERATING RESULTS
(In thousands)

	Three-month Period		Year Ended
	Ended December 31,		December 31,
	2013	2012	2013	2012
	(Unaudited)		(Unaudited)
Affiliate Marketing:
Revenue	$49,071	$43,944	$162,876	$149,527
Cost of revenue	4,277	4,656	17,856	17,546
Gross profit	44,794	39,288	145,020	131,981
Operating expenses	11,639	10,913	42,750	40,631
Segment income from operations	$33,155	$28,375	$102,270	$91,350
Media:
Revenue	$127,377	$122,694	$410,377	$390,635
Cost of revenue	49,879	45,971	157,553	152,197
Gross profit	77,498	76,723	252,824	238,438
Operating expenses	30,428	31,690	116,217	118,233
Segment income from operations	$47,070	$45,033	$136,607	$120,205
Reconciliation of segment income from operations to consolidated income from operations:
Total segment income from operations	$80,225	$73,408	$238,877	$211,555
Corporate expenses	(8,447)	(8,282)	(28,974)	(29,061)
Stock-based compensation	(4,905)	(4,145)	(18,970)	(20,833)
Amortization of acquired intangible assets included in consolidated cost of revenue	(1,986)	(1,986)	(7,943)	(7,976)
Amortization of acquired intangible assets included in consolidated operating expense	(4,558)	(3,625)	(15,208)	(19,755)
Consolidated income from operations	$60,329	$55,370	$167,782	$133,930
Reconciliation of segment revenue to consolidated revenue:
Affiliate Marketing	$49,071	$43,944	$162,876	$149,527
Media	127,377	122,694	410,377	390,635
Inter-segment eliminations	(5)	(70)	(132)	(342)
Consolidated revenue	$176,443	$166,568	$573,121	$539,820